CFO COMMENTARY Q3 FY2021 ScanSource, Inc. scansource.com FINANCIAL INFORMATION AND CONFERENCE CALL Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company’s SEC filings on Form 10-Q for the quarter ended March 31, 2021. All results reflect continuing operations only unless otherwise noted. ScanSource will present additional information about its financial results and outlook in a conference call on Monday, May 10, 2021 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days. THIRD QUARTER SUMMARY Strong execution by our teams in North America and Brazil drove third quarter profitability growth. For the quarter, net sales declined 2% Y/Y (flat for organic growth) and were down 10% Q/Q in line with historical seasonality. Intelisys net sales grew 12% Y/Y, continuing to drive our recurring revenue shift. Our profits grew faster than sales. We drove 4% Y/Y gross profit growth, expanded margins (12.1% for gross profit margin and 3.45% for non-GAAP operating margin), and gained operating leverage on our SG&A expenses. Our balance sheet remains strong. Our working capital investment increased during the quarter with inventory levels aligned with anticipated customer demand. For the trailing 12-months ending March 31, 2021, we generated operating cash flow of $129 million, compared with $143 million for the trailing 12-months ending March 31, 2020. For the third quarter, our return on invested capital (ROIC) increased to 13.6%. CFO COMMENTARY Q3 FY 2021 May 10, 20211 Please see the Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. Q3 FY2021: Third quarter 2.66% operating margin, 3.45% non-GAAP operating margin, and 13.6% ROIC reflect strong execution Exhibit 99.2

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2021

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q3 FY21	Q2 FY21	Q3 FY20	Q/Q Change	Y/Y Change
Net sales	$729.9	$810.9	$744.6	-10%	-2%
Gross profit	$88.1	$86.0	$84.6	+2%	+4%
Gross profit margin %	12.1%	10.6%	11.4%	+146 bps	+71 bps
SG&A expenses	$60.1	$60.5	$65.0	-1%	-7%
Non-GAAP SG&A expenses	$59.8	$59.1	$66.5	+1%	-10%
Operating income	$19.4	$17.1	$10.4	+13%	+87%
Operating income %	2.66%	2.11%	1.40%	+55 bps	+127 bps
Non-GAAP operating income	$25.1	$23.8	$14.8	+6%	+70%
Non-GAAP operating income %	3.45%	2.94%	1.99%	+51 bps	+146 bps
GAAP net income	$13.8	$11.1	$5.7	+25%	+141%
Non-GAAP net income	$18.2	$16.5	$9.2	+10%	+97%
GAAP diluted EPS	$0.54	$0.43	$0.23	+26%	+135%
Non-GAAP diluted EPS	$0.71	$0.65	$0.36	+9%	+97%

- Net sales of $729.9 million, down 2% Y/Y
  - FX impact of ($15) million; flat for organic growth
  - Down 10% Q/Q in line with historical seasonality
  - Intelisys recurring revenue increased approximately 12% Y/Y
- Gross profit margin increased to 12.1%
  - More favorable sales mix
  - Higher vendor sales program achievement
  - Higher-than-normal margin for Brazil
- Operating income margin of 2.66% and non-GAAP operating income margin of 3.45%
  - Higher gross profit margin and operating leverage on SG&A
- SG&A expenses and non-GAAP SG&A expenses down 7% Y/Y and 10% Y/Y, respectively
  - SG&A reflects realization of $30 million annualized expense reduction program
- GAAP diluted EPS of $0.54 and non-GAAP diluted EPS of $0.71

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, impairment charges, restructuring charges, acquisition/divestiture costs, and other non-GAAP items.

scansource.com 2 May 10, 2021

CFO COMMENTARY Q3 FY2021 ScanSource, Inc. scansource.com • Net sales of $502.2 million, up 3% Y/Y - Organic growth up 4% Y/Y - Growth across key technologies including mobile computing, self- checkout, video surveillance, and networking - Strong growth in Brazil in local currency • Gross profit margin increased to 8.7% - More favorable sales mix - Higher vendor sales program achievement • Operating income margin of 1.6% and non-GAAP operating income margin of 2.0% - Higher gross profit margin - Lower SG&A from cost savings Q3 FY21 Q2 FY21 Q3 FY20 Net sales $502.2 $551.4 $489.2 Gross profit $43.9 $42.7 $41.9 Gross profit margin % 8.7% 7.7% 8.6% Operating income $8.1 $5.9 $4.8 Operating income % 1.6% 1.1% 1.0% Non-GAAP operating income $10.0 $7.9 $5.3 Non-GAAP operating income % 2.0% 1.4% 1.1% May 10, 2021 WORLDWIDE BARCODE, NETWORKING & SECURITY $489 $448 $524 $551 $502 $300 $400 $500 $600 $700 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Net Sales, $ in millions Y/Y Growth +3% Y/Y Organic Growth +4% $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, impairment charges and other non-GAAP items. 3

CFO COMMENTARY Q3 FY2021 ScanSource, Inc. scansource.com Q3 FY21 Q2 FY21 Q3 FY20 Net sales $227.6 $259.5 $255.4 Gross profit $44.2 $43.4 $42.7 Gross profit margin % 19.4% 16.7% 16.7% Operating income $12.2 $13.1 $6.4 Operating income % 5.4% 5.0% 2.5% Non-GAAP operating income $15.1 $16.0 $9.5 Non-GAAP operating income % 6.6% 6.2% 3.7% May 10, 2021 WORLDWIDE COMMUNICATIONS & SERVICES $255 $189 $234 $260 $228 $- $100 $200 $300 $400 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Net Sales, $ in millions Y/Y Growth -11% Y/Y Organic Growth -7% $ in millions • Net sales of $227.6 million, down 11% Y/Y - Shift in unified communications mix to reflect growth in cloud solutions and Audio Visual solutions stacks - Net sales for Intelisys master agency, up 12% Y/Y; 36% Y/Y growth for UCaaS and 67% Y/Y growth for CCaaS • Gross profit margin of 19.4% - More favorable sales mix - Higher vendor sales program achievement - Higher-than-normal margin for Brazil • Operating income margin of 5.4% and non- GAAP operating income margin of 6.6% - Higher gross profit margin - Y/Y SG&A cost reductions 4 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impairment charges, and other non-GAAP items.

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

WORKING CAPITAL

$ in millions	Q3 FY21	Q2 FY21	Q3 FY20
Accounts receivable (Q/E)	$509.4	$534.6	$504.4
Days sales outstanding in receivables	63	60	61
Inventory (Q/E)	$459.7	$421.0	$550.1
Inventory turns	5.8	6.9	4.5
Accounts payable (Q/E)	$521.6	$589.3	$533.1
Paid for inventory days*	2.2	(11.8)	11.0
Working capital (Q/E) (AR+INV–AP)	$447.5	$366.3	$521.3

* Paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $447.5 million, up 22% Q/Q and down 14% Y/Y
- Days sales outstanding in receivables of 63 days
  - Primarily due to timing of sales
- Inventory of $459.7 million, up 9% Q/Q and down 16% Y/Y
- Inventory turns of 5.8x, in line with expected range
- Paid for inventory days of 2.2, up Q/Q and down Y/Y
  - Reflects timing of accounts payable

scansource.com 5 May 10, 2021

CFO COMMENTARY Q3 FY2021 ScanSource, Inc. scansource.com Q3 FY21 Q2 FY21 Q3 FY20 Adjusted EBITDA (QTR)* $29.5 $27.7 $19.8 Adjusted ROIC (QTR)* 13.6% 12.4% 6.0% Operating cash flow (QTR) ($60.3) $44.4 $25.3 Operating cash flow, trailing 12 months $129.4 $215.0 $142.5 Cash and cash equivalents (Q/E), including discontinued operations $49.3 $67.2 $34.6 Debt (Q/E), including discontinued operations $198.9 $151.9 $320.6 Net debt, including discontinued operations to adjusted EBITDA, trailing 12 months* 1.7x 1.1x 2.4x May 10, 2021 CASH FLOW AND BALANCE SHEET HIGHLIGHTS • Adjusted EBITDA of $29.5 million - Up 6% Q/Q from higher gross profit margin - Up 48% Y/Y from higher gross profit margin and lower SG&A expenses • Operating cash flow of ($60.3) million for the quarter and $129.4 million for the trailing-12 months - Increase in working capital and inventory levels aligned with anticipated customer demand • Cash and cash equivalent balances of $49.3 million at 3/31/21, including $42.3 million held outside of the U.S. • Net debt to trailing 12-month adjusted EBITDA is 1.7x, within targeted range $ in millions * Excludes non-GAAP adjustments and change in fair value of contingent consideration 6

CFO COMMENTARY Q3 FY2021 ScanSource, Inc. scansource.com FORWARD-LOOKING STATEMENTS This CFO Commentary contains certain comments that are “forward-looking” statements, including statements about the impact of the COVID-19 pandemic and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the impact of the COVID-19 pandemic on our operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, risk to our business from a cyber-security attack, a failure of our IT systems, failure to hire and retain quality employees, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2020, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. NON-GAAP FINANCIAL INFORMATION In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non- GAAP diluted EPS, non-GAAP net sales, non- GAAP gross profit, non-GAAP gross margin, non-GAAP SG&A expenses, adjusted EBITDA, ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. May 10, 20217

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 729,873	$ 810,897	$ 757,342	$ 636,450	$ 744,584	(10)%	(2)%
Gross profit	$ 88,116	$ 86,043	$ 80,779	$ 74,147	$ 84,579	2%	4%
Gross profit margin %	*12.1 %*	*10.6 %*	*10.7 %*	*11.7 %*	*11.4 %*	*146 bp*	*71 bp*
SG&A expenses	$ 60,099	$ 60,470	$ 62,112	$ 58,192	$ 64,971	(1)%	(7)%
Operating income (loss)	$ 19,436	$ 17,130	$ 1,634	$ (113,439)	$ 10,393	*13%*	87%
Operating income (loss) %	*2.66 %*	*2.11 %*	*0.22 %*	*(17.82)%*	*1.40 %*	*55 bp*	*127 bp*
Net income (loss)	$ 13,786	$ 11,061	$ (115)	$ (108,859)	$ 5,715	*25%*	*141%*
Diluted EPS	$ 0.54	$ 0.43	$ (0.01)	$ (4.29)	$ 0.23	*26%*	*135%*
Select reported Non-GAAP measures: [(a)]							
Net sales	$ 729,873	$ 810,897	$ 757,342	$ 636,450	$ 744,584	(10)%	(2)%
Gross profit	$ 88,116	$ 86,043	$ 80,779	$ 74,147	$ 84,578	2%	4%
Gross profit margin %	*12.1 %*	*10.6 %*	*10.7 %*	*11.7 %*	*11.4 %*	*146 bp*	*71 bp*
Non-GAAP SG&A expenses	$ 59,827	$ 59,110	$ 61,614	$ 62,624	$ 66,511	1%	(10)%
Non-GAAP operating income	$ 25,148	$ 23,836	$ 15,769	$ 8,219	$ 14,799	6%	70%
Non-GAAP operating income %	*3.45 %*	*2.94 %*	*2.08 %*	*1.29 %*	*1.99 %*	*51 bp*	*146 bp*
Non-GAAP net income	$ 18,178	$ 16,469	$ 10,698	$ 4,857	$ 9,242	10%	97%
Non-GAAP diluted EPS	$ 0.71	$ 0.65	$ 0.42	$ 0.19	$ 0.36	9%	97%
Adjusted EBITDA	$ 29,462	$ 27,732	$ 19,743	$ 12,321	$ 19,844	6%	48%
Adjusted ROIC	*13.6 %*	*12.4 %*	*8.4 %*	*4.0 %*	*6.0 %*	*122 bp*	*761 bp*
Operating cash flow (QTR)	$ (60,252)	$ 44,449	$ 71,225	$ 73,953	$ 25,348	(236)%	(338)%
Operating cash flow (TTM)	$ 129,375	$ 214,975	$ 225,630	$ 182,035	$ 142,534	(40)%	*(9)%*

(a) See pages 9 through 11 of the Appendix for the calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 8 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

	Quarter ended March 31, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 729,873	$ —	$ —	$ —	$ —	$ —	$ 729,873
Gross profit	88,116	—	—	—	—	—	88,116
SG&A expenses	60,099	—	—	(272)	—	—	59,827
Operating income	19,436	4,880	—	832	—	—	25,148
Other expense, net	529	—	—	—	—	—	529
Pre-tax income	18,907	4,880	—	832	—	—	24,619
Net income	13,786	3,697	—	695	—	—	18,178
Diluted EPS	$ 0.54	$ 0.14	$ —	$ 0.03	$ —	$ —	$ 0.71

(a) Acquisition and divestiture costs totaled $0.3 million for the quarter ended March 31, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the quarter ended March 31, 2021.

($ in thousands)

	Quarter ended December 31, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 810,897	$ —	$ —	$ —	$ —	$ —	$ 810,897
Gross profit	86,043	—	—	—	—	—	86,043
SG&A expenses	60,470	—	—	(1,360)	—	—	59,110
Operating income	17,130	4,862	—	1,844	—	—	23,836
Other expense, net	1,386	—	—	—	—	—	1,386
Pre-tax income	15,744	4,862	—	1,844	—	—	22,450
Net income	11,061	3,682	—	1,726	—	—	16,469
Diluted EPS	$ 0.43	$ 0.15	$ —	$ 0.08	$ —	$ —	$ 0.65

(a) Acquisition and divestiture costs totaled $1.4 million for the quarter ended December 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.5 million for the quarter ended December 31, 2020.

scansource.com 9 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended September 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 757,342	$ —	$ —	$ —	$ —	$ —	$ 757,342
Gross profit	80,779	—	—	—	—	—	80,779
SG&A expenses	62,112	—	—	(498)	—	—	61,614
Operating income	1,634	4,853	516	8,766	—	—	15,769
Other expense, net	1,796	—	—	—	—	—	1,796
Pre-tax (loss) income	(162)	4,853	516	8,766	—	—	13,973
Net (loss) income	(115)	3,675	390	6,748	—	—	10,698
Diluted EPS	$ (0.01)	$ 0.14	$ 0.02	$ 0.27	$ —	$ —	$ 0.42

(a) Acquisition and divestiture costs totaled $0.5 million for the quarter ended September 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $8.3 million for the quarter ended September 30, 2020.

($ in thousands)

	Quarter ended June 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 636,450	$ —	$ —	$ —	$ —	$ —	$ 636,450
Gross profit	74,147	—	—	—	—	—	74,147
SG&A expenses	58,192	—	—	(1,311)	5,743	—	62,624
Operating (loss) income	(113,439)	4,946	674	1,311	(5,743)	120,470	8,219
Other expense, net	(489)	—	—	—	2,681	—	2,192
Pre-tax (loss) income	(112,950)	4,946	674	1,311	(8,424)	120,470	6,027
Net (loss) income	(108,859)	3,744	510	1,311	(6,247)	114,398	4,857
Diluted EPS	$ (4.29)	$ 0.15	$ 0.02	$ 0.05	$ (0.25)	$ 4.51	$ 0.19

(a) Acquisition and divestiture costs totaled $1.3 million for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes.

scansource.com 10 May 10, 2021

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended March 31, 2020 Reported GAAP measure Intangible amortization expense Change in fair value of contingent consideration Acquisition, divestiture and restructuring costs(a) Tax recovery, net Impairment charges Non-GAAP measure Net sales $ 744,584 $ — $ — $ — $ — $ — $ 744,584 Gross profit 84,578 — — — — — 84,578 SG&A expenses 64,971 — — (780) 2,320 — 66,511 Operating (loss) income 10,393 5,159 618 949 (2,320) — 14,799 Other expense, net 1,881 — — — — — 1,881 Pre-tax (loss) income 8,512 5,159 618 949 (2,320) — 12,918 Net (loss) income 5,715 3,909 467 905 (1,754) — 9,242 Diluted EPS $ 0.23 $ 0.15 $ 0.02 $ 0.03 $ (0.07) $ — $ 0.36 (a) Acquisition and divestiture costs totaled $0.8 million for the quarter ended March 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.2 million for the quarter ended March 31, 2020. ScanSource, Inc. CFO COMMENTARY Q3 FY2021 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended March 31, 2021:			
Q3 FY21 net sales, as reported	$ 502,227	$ 227,646	$ 729,873
Foreign exchange impact (a)	4,132	10,476	14,608
Q3 FY21 net sales, constant currency (non-GAAP)	$ 506,359	$ 238,122	$ 744,481
For the quarter ended March 31, 2020:			
Q3 FY20 net sales, as reported	$ 489,218	$ 255,366	$ 744,584
Y/Y % Change:			
As reported	2.7 %	(10.9)%	(2.0)%
Constant currency (non-GAAP)	3.5 %	(6.8)%	— %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2021 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended March 31, 2020.

scansource.com 12 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR

($ in thousands)

	Quarter Ended March 31, 2021					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	502,227	—	—	—	—	$ 502,227
Gross profit	43,869	—	—	—	—	$ 43,869
Gross profit margin %	8.7 %	— %	— %	—	— %	8.7 %
Operating income	8,054	1,968	—	—	—	$ 10,022
Operating income margin %	1.6 %	— %	— %	—	— %	2.0 %
Worldwide Communications & Services:						
Net sales	227,646	—	—	—	—	$ 227,646
Gross profit	44,247	—	—	—	—	$ 44,247
Gross profit margin %	19.4 %	— %	— %	— %	— %	19.4 %
Operating income	12,214	2,912	—	—	—	$ 15,126
Operating income margin %	5.4 %	— %	— %	— %	— %	6.6 %

($ in thousands)

	Quarter Ended December 31, 2020					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	551,394	—	—	—	—	$ 551,394
Gross profit	42,685	—	—	—	—	$ 42,685
Gross profit margin %	7.7 %	— %	— %	— %	— %	7.7 %
Operating income	5,887	1,968	—	—	—	$ 7,855
Operating income margin %	1.1 %	— %	— %	— %	— %	1.4 %

scansource.com 13 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR, continued

($ in thousands)

	Quarter Ended December 31, 2020					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Non-GAAP measure
Worldwide Communications & Services:						
Net sales	259,503	—	—	—	—	$ 259,503
Gross profit	43,358	—	—	—	—	$ 43,358
Gross profit margin %	16.7 %	— %	— %	— %	— %	16.7 %
Operating income	13,087	2,894	—	—	—	$ 15,981
Operating income margin %	5.0 %	— %	— %	— %	— %	6.2 %

($ in thousands)

	Quarter Ended March 31, 2020					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	489,218	—	—	—	—	$ 489,218
Gross profit	41,870	—	—	—	—	$ 41,870
Gross profit margin %	8.6 %	— %	— %	— %	— %	8.6 %
Operating income	4,779	1,968	—	—	(1,452)	$ 5,295
Operating income margin %	1.0 %	— %	— %	— %	— %	1.1 %
Worldwide Communications & Services:						
Net sales	255,366	—	—	—	—	$ 255,366
Gross profit	42,708	—	—	—	—	$ 42,708
Gross profit margin %	16.7 %	— %	— %	— %	— %	16.7 %
Operating income	6,394	3,191	618	169	(868)	$ 9,504
Operating income margin %	2.5 %	— %	— %	— %	— %	3.7 %

scansource.com 14 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20
Adjusted return on invested capital (ROIC), annualized (a)	13.6 %	12.4 %	8.4 %	4.0 %	6.0 %
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 13,786	$ 11,061	$ (115)	$ (108,859)	$ 5,715
Plus:					
Interest expense	1,576	1,796	1,913	2,497	3,098
Income taxes	5,121	4,683	(47)	(4,091)	2,797
Depreciation and amortization	8,358	8,349	8,710	8,743	8,987
EBITDA	28,841	25,889	10,461	(101,710)	20,597
Adjustments:					
Change in fair value of contingent consideration	—	—	516	674	618
Tax recovery, net	—	—	—	(8,424)	(2,320)
Acquisition and divestiture costs	272	1,360	498	1,311	780
Restructuring costs	349	484	8,268	—	169
Impairment charges	—	—	—	120,470	—
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	$ 29,462	$ 27,733	$ 19,743	$ 12,321	$ 19,844
Invested Capital Calculation					
Equity - beginning of the quarter (b)	$ 682,139	$ 671,227	$ 678,246	$ 897,678	$ 927,580
Equity - end of quarter (b)	690,575	682,139	671,227	678,246	897,678
Adjustments:					
Change in fair value of contingent consideration, net of tax	—	—	390	510	467
Tax recovery, net and related interest income, net of tax	—	—	—	(6,247)	(1,754)
Acquisition and divestiture costs	272	1,360	498	1,311	780
Asset impairment, net of tax	—	—	—	114,398	—
Restructuring, net of tax	264	366	6,250	—	125
Discontinued operations net loss	688	25,255	11,704	108,403	4,002
Average equity	686,969	690,174	684,158	897,150	914,439
Average funded debt (c)	191,996	198,620	243,268	337,973	405,533
Invested capital (denominator for ROIC) (non-GAAP)	$ 878,965	$ 888,794	$ 927,426	$ 1,235,123	$ 1,319,972

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) In the quarter ending June 30, 2020, the Company recorded impairment charges of $120.5 million. Impairment charges, net of tax reduced equity by $114.4 million.

(c) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 15 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20
Debt of continuing operations (Q/E)	$ 198,851	$ 151,924	$ 148,799	$ 218,728	$ 281,951
Debt of discontinued operations (Q/E)	—	—	19,932	28,228	38,645
Consolidated debt (Q/E)	198,851	151,924	168,731	246,956	320,596
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(49,321)	(67,187)	(49,889)	(29,485)	(29,758)
Cash and cash equivalents of discontinued operations (Q/E)	—	—	(5,678)	(4,970)	(4,838)
Consolidated cash and cash equivalents (Q/E)	(49,321)	(67,187)	(55,567)	(34,455)	(34,596)
Net debt (Q/E)	$ 149,530	$ 84,737	$ 113,164	$ 212,501	$ 286,000
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 13,786	$ 11,061	$ (115)	$ (108,859)	$ 5,715
Plus:					
Interest expense	1,576	1,796	1,913	2,497	3,098
Income taxes	5,121	4,683	(47)	(4,091)	2,797
Depreciation and amortization	8,358	8,349	8,710	8,743	8,987
EBITDA	28,841	25,889	10,461	(101,710)	20,597
Adjustments:					
Change in fair value of contingent consideration	—	—	516	674	618
Tax recovery, net	—	—	—	(8,424)	(2,320)
Acquisition and divestiture costs	272	1,360	498	1,311	780
Restructuring costs	349	484	8,268	—	169
Impairment charges	—	—	—	120,470	—
Adjusted EBITDA (non-GAAP)	$ 29,462	$ 27,733	$ 19,743	$ 12,321	$ 19,844
Adjusted EBITDA, TTM (a)	$ 89,471	$ 79,642	$ 84,929	$ 97,047	$ 119,925
Net Debt / Adjusted EBITDA, TTM (a)	1.7x	1.1x	1.3x	2.2x	2.4x

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 16 May 10, 2021

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Discontinued Operations, Net Sales and Working Capital

($ in thousands)	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20
Net sales from continuing operations	$ 729,873	$ 810,897	$ 757,342	$ 636,450	$ 744,584
Net sales from discontinued operations	—	68,323	145,049	121,969	127,899
Working capital					
Net accounts receivable of continuing operations	$ 509,404	$ 534,583	$ 509,779	$ 443,185	$ 504,366
Net accounts receivable of discontinued operations	—	—	130,553	117,200	114,392
Inventory of continuing operations	$ 459,652	$ 421,003	$ 423,088	$ 454,885	$ 550,072
Inventory of discontinued operations	—	—	95,560	106,779	116,386
Accounts payable of continuing operations	$ 521,552	$ 589,292	$ 544,856	$ 454,240	$ 533,124
Accounts payable of discontinued operations	—	—	84,657	56,098	75,293
Working capital of continuing operations	$ 447,504	$ 366,294	$ 388,011	$ 443,830	$ 521,314
Working capital of discontinued operations	—	—	141,456	167,881	155,485

scansource.com 17 May 10, 2021